UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2012

NEUROLOGIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-13347	06-1582875
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Bridge Plaza, Fort Lee, New Jersey	07024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 592-6451

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

In a letter dated March 2, 2012, BDO USA, LLP (the “Accountant”), confirmed that the client-auditor relationship between Neurologix, Inc. (the “Company”) and BDO USA, LLP had ceased.

(i) The Accountant resigned as of March 2, 2012.

(ii) The Accountant’s report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision to change accountants was neither recommended nor approved by an audit committee or the board of directors.

(iv) During the Company’s two most recent fiscal years and an subsequent interim period preceding the Accountant’s resignation, there were no disagreements with the Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

(v) During the Company’s two most recent fiscal years and any subsequent interim period preceding the Accountant’s resignation:

(A) The Accountant did not advise the Company that the internal controls necessary for the Company to develop reliable financial statements do not exist;

(B) The Accountant did not advise the Company that information has come to the Accountant’s attention that has led it to no longer be able to rely on management’s representations or that made it unwilling to be associated with the financial statements prepared by management;

(C) The Accountant did not advise the Company of the need to expand significantly the scope of its audit or that information has come to the Accountant’s attention that, if further investigated, may (x) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (y) cause it to be unwilling to rely on management’s representations or be associated with the registrant’s financial statements; and

(D) The Accountant did not advise the Company that information has come to the Accountant’s attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

9.1	Letter from BDO USA, LLP dated March 22, 2012, regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROLOGIX, INC.

Date: March 22, 2012	By:	/s/ Clark Johnson
Name: Clark Johnson
Title: Chairman of the Board of Neurologix, Inc.